UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 14, 2017

KEANE GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37988	38-4016639
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

2121 Sage Road, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)
(713) 960-0381
Registrant’s telephone number, including area code

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On March 14, 2017, Keane Group, Inc. (“we” or the “Company”) issued a news release announcing results for the quarter and year ended December 31, 2016. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.
On March 15, 2017, we will hold a conference call at 7:30 a.m. Central Time (8:30 a.m. Eastern Time) regarding the Company’s fourth quarter and full year 2016 results. The call can be accessed live over the telephone by dialing (877) 407-9208 or, for international callers, (201) 493-6784. A replay will be available shortly after the call and can be accessed by dialing (844) 512-2921 or, for international callers, (412) 317-6671. The passcode for the replay is 13657037. The replay will be available until March 29, 2017.
The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”) except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description

99.1*	News Release dated March 14, 2017

*	Furnished herewith.

SIGNATURES
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEANE GROUP, INC.

	By:	/s/ Gregory L. Powell
	Name:	Gregory L. Powell
	Title:	Chief Financial Officer

Date: March 14, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1*	News Release dated March 14, 2017

*	Furnished herewith.